Exhibit 10.3

PROMISSORY NOTE

$370,000,000.00	New York, New York July 14, 2006

FOR VALUE RECEIVED, KAPALUA BAY, LLC, a Delaware limited liability company, having an address at c/o Maui Land & Pineapple Company, Inc., 120 Kane Street, Kapalua, Maui, Hawaii 96732 (“Borrower”), hereby unconditionally promises to pay to the order of LEHMAN BROTHERS HOLDINGS INC.,  a Delaware corporation, having an address at 399 Park Avenue, New York, New York 10022 (“Lender”), as payee, at its office set forth above or at such other place as the holder hereof may from time to time designate in writing, the principal sum of THREE HUNDRED SEVENTY MILLION and 00/100 DOLLARS ($370,000,000.00), or so much thereof as is advanced pursuant to the Loan Agreement (hereinafter defined) in lawful money of the United States of America with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Rate or, if applicable, the Default Rate, and to be paid in accordance with the terms of this Note and that certain Construction Loan Agreement dated the date hereof between Borrower and Lender (the “Loan Agreement”).  All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE I

PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the outstanding principal balance of this Note in accordance with this Note and the Loan Agreement.  The outstanding principal balance of this Note may only be prepaid in accordance with the Loan Agreement.  The outstanding principal balance of this Note, all accrued and unpaid interest thereon and all other amounts due hereunder and under the Mortgage and the other Loan Documents shall be due and payable on the Maturity Date or such other date on which by acceleration or otherwise the principal sum of this Note becomes due and payable in accordance with the Loan Agreement.

Interest on the outstanding principal balance of this Note shall accrue at the Applicable Rate and shall be calculated as provided in Section 5.1(f) of the Loan Agreement.

On or before 3:00 PM (New York time) on each Payment Date, Borrower shall make payments of interest due and payable hereunder by deposit of immediately available funds to such account as Lender may designate from time to time.

ARTICLE II

DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default which continues beyond applicable notice and grace periods.

ARTICLE III

DEFAULT INTEREST

Borrower hereby agrees that upon the occurrence and during the continuance of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at the Default Rate.  The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or waived or the date upon which the Debt is paid in full.  Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Mortgage and the other Loan Documents.  This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence and continuance of any Event of Default.

ARTICLE IV

LOAN DOCUMENTS

This Note is secured by the Mortgage and the other Loan Documents.  All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.  In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE V

SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum legal rate, (b) in calculating whether any interest exceeds the maximum legal rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all outstanding principal indebtedness with respect to the Loan to Borrower by Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the maximum legal rate, any such excess shall be deemed to have been applied to the outstanding principal amount of the Loan, with any excess refunded to Borrower.

ARTICLE VI

NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE VII

WAIVERS

Except as otherwise provided in the Loan Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind.  No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt.  No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note.  If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership shall not thereby be released from any liability.  If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder.  If Borrower is a limited liability company, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the members thereof, and the term “Borrower,” as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company shall not thereby be released from any liability hereunder.  Nothing in this Article VII shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement or any of the other Loan Documents.

ARTICLE VIII

TRANSFER

Subject to and in accordance with the Loan Agreement, upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable Laws given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter arising after the date of transfer, provided that Lender shall retain all rights hereby given to it and obligations hereunder with respect to any liabilities and the collateral not so transferred.

ARTICLE IX

EXCULPATION

The Loan shall be non-recourse to Borrower and its respective officers, directors, employees, members, partners and Affiliates (collectively, the “Exculpated Parties”), and accordingly, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note and the other Loan Documents by an action or proceeding wherein a money judgment shall be sought against Borrower or any of the other Exculpated Parties, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon this Note and the other Loan Documents, and the interests in the Project and any other collateral given to Lender pursuant to the Mortgage or any of the other Loan Documents; provided, however, that, except as specifically provided in this Article IX, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower’s interest in the Project and in any other collateral given to Lender pursuant to the Mortgage or any of the other Loan Documents.  Lender, by accepting this Note and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower or the Exculpated Parties in any such action or proceeding, under, by reason of or in connection with this Note or the other Loan Documents.  The provisions of this Article IX shall not, however: (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note or the other Loan Documents; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Mortgage; (iii) affect the validity or enforceability of any guaranty or indemnity made in connection with this Note or the other Loan Documents against the party having made the same; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the assignment of leases and rents in favor of Lender; (vi) impair the right of Lender to bring suit with respect to fraud or intentional misrepresentation by Borrower or any other person or entity in connection with this Note or the other Loan Documents; or (vii) affect the validity or enforceability of the Environmental Indemnity or limit the liability of Borrower or any other party thereunder.

Nothing in this Article IX shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt in accordance with this Note and the other Loan Documents.

Notwithstanding the foregoing provisions of this Article IX or any other provision in the Loan Documents, Borrower shall be fully liable for, and shall indemnify and defend Lender from and against any actual loss, cost, liability, judgment, claim, damage or expense sustained, suffered or incurred by Lender (including, without limitation, reasonable attorneys’ fees and expenses) arising out of or attributable or relating to:

(i)            fraud or intentional misrepresentation by Borrower, Borrower Principals or any of the Exculpated Parties in connection with the Loan;

(ii)           the gross negligence or willful misconduct of Borrower, Borrower Principals or any Guarantor;

(iii)          the physical waste or willful destruction of the Project or any part thereof which is attributable to the acts or omissions of Borrower, Borrower Principals or any of the Exculpated Parties;

(iv)          the breach of provisions in the Loan Agreement concerning Environmental Laws and Hazardous Material, including any obligation to indemnify Lender with respect to such Environmental Laws or Hazardous Material;

(v)           the removal of any portion of the Personal Property in violation of the Loan Documents (other than fixtures, furniture and equipment in the ordinary course of business, or as otherwise permitted under the Loan Documents);

(vi)          the misapplication, misappropriation or conversion by Borrower in violation of the Loan Documents of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Project; (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Project; or (C) rents, issues, profits, proceeds, security deposits, or Contract Deposits (as defined in the Loan Agreement);

(vii)         any financial information concerning Borrower, Borrower Principals or any of the Exculpated Parties delivered to Lender by Borrower, Borrower Principals or any of the Exculpated Parties proving to be fraudulent in any material respect of the financial condition of Borrower, Borrower Principals or any of the Exculpated Parties;

(viii)        any unapplied security deposits collected with respect to the Project which are not delivered to Lender upon a foreclosure of the Project or action in lieu thereof in accordance with the terms of the Loan Documents;

(ix)           Borrower’s failure to permit on-site inspections of the Project  in accordance with the Loan Documents or to provide financial statements pertaining to the Project as required by the Loan Agreement, unless, in either case, such failure is cured within five (5) days after a second notice therefor is delivered to Borrower;

(x)            Borrower’s failure to comply with the single-purpose entity provisions of the Loan Documents;

(xi)           the Project or any part thereof becoming an asset in (A) a voluntary bankruptcy or insolvency proceeding or (B) an involuntary bankruptcy or insolvency proceeding (unless such proceeding is dismissed within ninety (90) days after the commencement thereof) where Lender reasonably determines that Borrower (including Borrower’s employees, partners, directors, Affiliates, Member, Guarantor, Guarantor’s members or Borrower Principals) has colluded with any Persons to cause the filing of the same (other than an involuntary bankruptcy or insolvency proceeding commenced or approved in writing by Lender);

(xii)          mechanic’s, materialmen’s and other similar liens and encumbrances against the Project or any portion thereof to the extent that Borrower had sufficient funds to discharge same or the work being the subject matter of such liens was not approved of by Lender or otherwise permitted by the Loan Documents;

(xiii)         Borrower’s failure to timely pay taxes to the extent sufficient funds were available to Borrower to pay same from the operating revenue of the Project;

(xiv)        Intentionally Deleted

(xv)         Borrower’s failure to deliver an estoppel certificate to Lender pursuant to the Loan Agreement unless such failure is cured within five (5) days after a second notice therefor is delivered to Borrower;

(xvi)        any amendment or modification to the organizational documents of Borrower or Borrower Principals, as the case may be, without obtaining Lender’s prior written consent therefor or as is otherwise permitted under the Loan Documents;

(xvii)       any amendment, modification or termination of the Ground Lease without obtaining Lender’s prior written consent therefor or as is otherwise permitted under the Loan Documents;

(xviii)      any breach of Article XVIII of the Loan Agreement;

(xix)         any breach of Section 7.2 of the Loan Agreement; and

(xx)          Intentionally Deleted;

(xxi)         failure to comply (to the extent sufficient cash was available from the operating revenue of the Property to effect compliance) with known and material legal requirements.

The liabilities listed in clauses (i) through (xxi) of this Paragraph are collectively known as the “Recourse Obligations”.

For purposes of this Note, the term “Borrower Principal(s)” shall mean each of  Guarantor, Member, MLP KB Partner LLC, a Hawaii limited liability company, ER Kapalua Investors Fund, LLC, a Delaware limited liability company, and MH Kapalua Venture, LLC, a Delaware limited liability company.

ARTICLE X

GOVERNING LAW; SUBMISSION TO JURISDICTION

THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY.  IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND, BY ITS ACCEPTANCE HEREOF, LENDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY, AT THE OPTION OF LENDER, BE INSTITUTED IN ANY FEDERAL COURT SITTING IN THE STATE OF HAWII OR STATE COURT SITTING IN THE ISLAND AND COUNTY OF MAUI, HAWAII, OR NEW YORK COUNTY, NEW YORK, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

ARTICLE XI

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Article XXIII of the Loan Agreement.

ARTICLE XII

TRIAL BY JURY

BORROWER AND, BY ITS ACCEPTANCE OF THIS NOTE, LENDER EACH AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF

RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND, BY ITS ACCEPTANCE OF THIS NOTE, LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  EITHER PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower as of the day and year first above written.

BORROWER:

KAPALUA BAY, LLC,
a Delaware limited liability company

By:	Kapalua Bay Holdings, LLC,
a Delaware limited liability company,
Its Managing Member

By:	MLP KB Partner LLC,
a Hawaii limited liability company,
Its Managing Member

By:	Maui Land & Pineapple Company, Inc., a Hawaii corporation,
Managing Member

By:	/S/ ROBERT WEBBER
Name:	R. WEBBER
Title:	CFO

By:	/S/ RYAN CHURCHILL
Name:	RYAN CHURCHILL
Title:	VICE PRESIDENT/COMMUNITY
DEVELOPMENT